UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2010

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Items 5.02 (b), (c), & (e):

     On March 17, 2010, Redwood Trust, Inc. (the “Company”) announced that George E. Bull, III will retire as Chief Executive Officer effective on May 18, 2010.  Mr. Bull will remain a Director and Chairman of the Board of Directors of the Company.

     In connection with Mr. Bull’s retirement, the Board of Directors has announced that Martin S. Hughes will be promoted to Chief Executive Officer on May 18, 2010, while continuing in his capacity as President.  In addition, on May 18, 2010, Brett D. Nicholas will be promoted to sole Chief Operating Officer and Executive Vice President, while continuing in his capacity as Chief Investment Officer.

     The Company previously announced the appointment of Diane L. Merdian to serve as Chief Financial Officer of the Company commencing on a date to be determined.  Ms. Merdian is now expected to commence employment as Chief Financial Officer of the Company in April 2010, at which time Mr. Hughes, who currently acts as Chief Financial Officer, will cease to act as Chief Financial Officer.

     Further information relating to Mr. Hughes, Mr. Nicholas, and Ms. Merdian that is responsive to the requirements of Item 5.02(c) of Form 8-K is incorporated by reference from the Company’s Proxy Statement for its 2009 Annual Meeting of Stockholders, a copy of which was filed with the SEC on April 3, 2009.

     On March 17, 2010, the Company entered into a Transition Agreement with Mr. Bull relating to his retirement from serving as Chief Executive Officer.  Under the terms of that agreement, Mr. Bull will retire from his position as Chief Executive Officer of the Company effective on May 18, 2010, and will cease employment with the Company on June 1, 2010.

The terms of Mr. Bull’s Transition Agreement also provide for:

•
Payment of a 2010 annual bonus, pro-rated based on the number of full calendar months of employment completed during 2010, with the actual amount of the 2010 annual bonus to be determined by the Compensation Committee at the end of the 2010 compensation cycle based on a process consistent with that applied to non-retiring members of senior management, and with payment of such bonus to be made at the same time annual bonuses for 2010 are otherwise payable to non-retiring members of senior management.

•
Vesting of all outstanding Deferred Stock Awards as of June 1, 2010, except that with respect to the Deferred Stock Award that was granted on December 9, 2009 (the “2009 Award”), the 2009 Award will be amended to provide that as of June 1, 2010 it will be fully vested with respect to 71,445 shares and the remainder of the shares subject to the 2009 Award will be forfeited.

•	The Deferred Stock Award granted to him on February 25, 2010 to continue, in accordance with its terms, to be subject to a mandatory holding period through May 1, 2012.

•
Amending his outstanding Option agreements to provide that Options he holds will continue to be exercisable while he continues to serve on the Board of Directors and, in certain circumstances, for a period of up to twelve months following such service, provided their stated term has not expired.

     As noted above, Mr. Bull will remain as a Director and Chairman of the Board of Directors of the Company, and in that capacity will be compensated for that service beginning June 2, 2010 in accordance with the Company’s compensation policies applicable to non-employee directors.  In addition, on March 17, 2010, the Board of Directors approved an amendment to those policies to provide for the payment of an additional annual retainer of $110,000 per annum for the role of Chairman of the Board of Directors (in addition to the $50,000 annual retainer paid to all non-employee directors), when that position is held by a non-employee director.  Beginning on June 2, 2010, as a non-employee Chairman of the Board of Directors, Mr. Bull will be entitled to such additional compensation.

     On March 17, 2010, the Company and Martin S. Hughes entered into an amendment to Mr. Hughes’ employment agreement. The amendment provides for the above-referenced change to Mr. Hughes’ title, an increase in Mr. Hughes’ base salary, and an increase in Mr. Hughes’ target bonus.  A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.  In addition, on March 17, 2010, the Compensation Committee of the Company’s Board of Directors approved a long-term equity grant to be made to Mr. Hughes on May 18, 2010 in the form of deferred stock units with a grant date fair value of $525,000, which award will be subject to a pro-rata vesting schedule over a four year period beginning on the grant date.

     On March 17, 2010, the Company and Brett D. Nicholas entered into an amendment to Mr. Nicholas’ employment agreement. The amendment provides for the above-referenced change to Mr. Nicholas’ title.  A copy of the amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

     On March 17, 2010, the Company issued a press release announcing the management changes described above in Item 5.02.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Martin S. Hughes, dated as of March 17, 2010.

10.2	First Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Brett D. Nicholas, dated as of March 17, 2010.

99.1	Press Release dated as of March 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2010	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Name: Andrew P. Stone
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Martin S. Hughes, dated as of March 17, 2010.

10.2	First Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Brett D. Nicholas, dated as of March 17, 2010.

99.1	Press Release dated as of March 17, 2010